Preferred Stock	12 Months Ended
Dec. 31, 2013
Equity [Abstract]
Preferred Stock

10. Preferred Stock

The Company sold 1,484,000 shares of its Series A convertible preferred stock in private placements in April 2007 for $2.608 per share, including conversion of certain convertible notes payable, 2,242,000 shares of its Series B convertible preferred stock in August 2008 for $4.849 per share, including conversion of convertible notes payable, and 4,778,000 shares of its Series C convertible preferred stock from March 2010 to June 2011 for $5.317 per share, including conversion of the $514,000 of convertible notes payable plus accrued interest of $5,000. The Company recorded the issuance of its Series A, B, and C convertible preferred stock, net of issuance costs.

In May 2012, in connection with the issuance of the Series C Warrant, the Company amended certificate of incorporation to increase the number of shares of common stock the Company is authorized to issue from 12,745,000 shares to 12,936,000 shares and to increase the number of shares of convertible preferred stock the Company is authorized to issue from 8,632,000 shares to 8,823,000, of which 1,489,000 shares were designated as Series A convertible preferred stock, 2,252,000 shares were designated as Series B convertible preferred stock, and 5,082,000 shares were designated as Series C convertible preferred stock.

Upon the closing of the IPO, all shares of the Company’s outstanding convertible preferred stock automatically converted into shares of common stock. Further, in August 2013, the Company amended and restated its certificate of incorporation to effect the conversion of its outstanding convertible preferred stock into common stock on a 1-for-1 basis. The amendment also increased the number of shares of preferred stock authorized for issuance to 20,000,000.

Investors in the Company’s Series C convertible preferred stock were entitled to receive noncumulative dividends, before and in preference to any amounts paid to Series A and Series B convertible preferred stockholders and common stockholders, and investors in the Company’s Series A and B convertible preferred stock were entitled to receive noncumulative dividends, on a pari passu basis, before and in preference to any amounts paid to common stockholders. Dividends would be paid only when and if declared by the board of directors. In addition, these investors were entitled to voting rights equal to the number of shares of the Company’s common stock into which the Series A, B and C convertible preferred stock were convertible as of the close of business on the record date fixed for each stockholder’s meeting. No dividends were declared during the years ended December 31, 2013 and 2012.

As the Company’s Series A, B and C convertible preferred stock contained redemption features that were outside of the Company’s control, all shares of Series A, B and C convertible preferred stock were presented outside of permanent equity as of December 31, 2012.